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                                                                  EXHIBIT 10.22

                                                              Deal No. EU7841.1
                              [ENRON LETTERHEAD]


                                  CONFIRMATION
                                     (SWAP)

Date:             March 10, 1999
To:               Inland Production Company ("Party B")
Attention:        Bill Pennington
Fax No.:          (303) 893-0113
From:             Enron Capital & Trade Resources Corp. ("ECT") ("Party A")
Re:               Commodity Swap EU7841.1

         The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

         1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of May 17, 1996, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:


GENERAL TERMS:

         Notional Quantity per
         Calculation Period:               40,000 Barrels per month

         Commodity:                        Crude Oil

         Commodity Unit:                   Barrels (BBL) (42 U.S. Gallons)

         Trade Date:                       March 10, 1999

         Effective Date:                   April 01, 1999

         Termination Date:                 December 31, 1999

         Calculation Period(s):            Each calendar month beginning With
                                           April 01, 1999 and ending on December
                                           31, 1999.

         Payment Date(s):                  The fifth (5th) Business Day
                                           succeeding the last Pricing Date for
                                           the applicable Calculation Period

FIXED AMOUNT DETAILS:

         Fixed Price Payer:                Party A


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                                                              Deal No. EU7841.1

         Fixed Price:                      US Dollars $14.02000 per Barrel

FLOATING AMOUNT DETAILS:

         Floating Price Payer:             Party B

         Floating Price and
         Pricing Date(s):                  The average of the daily settlement
                                           prices for the prompt month of
                                           the NYMEX Light Sweet Crude Oil
                                           Futures Contract for each NYMEX
                                           Trading Day for the applicable
                                           Calculation Period

         For the purposes of the calculations of the Floating Price(s), all numbers shall be rounded as follows: Floating Price(s) relating to commodities quoted in (i) gallons shall be rounded to five places, (ii) MMBtu's shall be rounded to four places, (iii) barrels shall be rounded to three places and (iv) gigajoules shall be rounded to four places. If the number after the final number is five (5) or greater then the final number shall be increased by one
(1), and if the number after the final number is less than five (5) then the final number shall remain unchanged.

         In accordance with the procedures set forth in the Agreement, please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,                         Deal No. EU7841.1
                                         Confirmed as of the date first above
                                         written:

Enron Capital & Trade Resources Corp.    Inland Production Company


                                          By: /s/ BILL I. PENNINGTON
                                             ------------------------------
By: /s/ MARY G. GOSNELL                   Name:  Bill I. Pennington
Name:  Mary G. Gosnell                           ----------------------------
Title: Agent and Attorney-in-Fact         Title: Vice President/CFO
                                                ---------------------------

                                                /s/ Kyle R. Miller
                                                    Co-CEO

                                                /s/ Arthur J. Pasmas
                                                    Co-CEO